UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 7, 2010

Energy Recovery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34112	01-0616867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr., San Leandro, CA	94577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	510-483-7370

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 7, 2010, Ms. Jackalyne Pfannenstiel informed Energy Recovery, Inc. (“ERI”) that she was resigning from the Board of Directors as of March 7, 2010 in order to accept an appointment with the United States Navy as Assistant Secretary of the Navy for Installations and Environment. Ms. Pfannenstiel was also a member of the Audit Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	March 10, 2010	/s/ Thomas Willardson
Thomas Willardson
(Chief Financial Officer)